EXHIBIT 10.1

                          EXECUTIVE SERVICES AGREEMENT


THIS AGREEMENT is made as of January 2, 2004, (the "Effective Date").


BETWEEN:
         Savoy Capital Investments, Inc., a Company incorporated
         pursuant to the laws of the State of Nevada with a mailing address of 18826 Pagentry Place, Monument, Colorado 80132 (the "Company")

                                                               OF THE FIRST PART
AND


         Floyd Wandler
         25 - 2381 Argue Street
         Port Coquitlam, BC
         Canada  V3C 6P9
         (the "Executive")

                                                              OF THE SECOND PART


This Consulting Services Agreement (the "Agreement") is made and entered into effective as of January 2, 2004 (the "Effective Date"), between Savoy Capital Investments, Inc (the "Company") and Floyd Wandler (the "Executive").


WHEREAS:

     A. The Company is engaged in the business of mining exploration and development and gemstone marketing.

     B. The Company desires to retain the Executive to act as President and Director and to provide his services to the Company as an Executive on the terms and subject to the conditions of this Agreement.

     C. The Executive has agreed to act as President and Director to the Company and to provide his services to the Company on the terms and subject to the conditions of this Agreement.
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                                                                    EXHIBIT 10.1



THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:


1. DEFINITIONS

The following terms used in this Agreement shall have the meaning specified below unless the context clearly indicates the contrary:

     (a)  "Board" shall mean the Board of Directors of the Company.

     (b) "Cause" shall mean the Executive's (i) commission of an act of fraud, theft or embezzlement or other similar willful misconduct; (ii) conviction of (or pleas of nolo contendere with respect to) a felony or other crime involving moral turpitude; (iii) a serious neglect of his material duties or failure to perform his material obligations under this Agreement, or (iv) refusal to follow lawful directives of the Board, provided however, that the Company shall give the Executive written notice specifying any actions alleged to constitute Cause under clauses (iii) or (iv), and the Executive shall have 30 days from the date of receipt of the Company's written notice in which to cure any such alleged Cause.

     (c) "Service Term" shall mean the period beginning on the Effective Date and ending on the close of business on the effective date of the Executive's termination of service with the Company.

     (d)  "Expiration Date" shall have the meaning ascribed to such term in
          Section 2.

     (e) "Termination of Service" shall mean the first to occur of the following events:

          (i)  the date of death of the Executive;

          (ii) the effective date specified in the Company's written notice to the Executive of the Company's termination of his service without Cause;

          (iii) the effective date specified in the Company's written notice to the Executive of the Company's termination of his service for Cause; and

          (iv) the occurrence of the Expiration Date.


2. SERVICE TERM

The Service Term shall become effective and begin as of the Effective Date, and shall continue until the close of business on the 1st anniversary of the Effective Date (the "Expiration Date"), unless the Executive's services are terminated earlier pursuant to a Termination of Service. The Executive will serve the Company subject to the general supervision, advice and direction of the Board and upon the terms and conditions set forth in this Agreement.
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                                                                    EXHIBIT 10.1


3. COMMENCEMENT OF SERVICE

The Company hereby engages the Executive as President and Director and the Executive hereby agrees to such service on the terms and conditions described in this Agreement. The Executive is being engaged directly by the Company as an Executive who will be compensated for the services rendered as herein provided.

The Executive service with the Company will commence on January 2, 2004 (the effective date of this contract).


4. DESCRIPTION OF DUTIES and JOB TITLE

During the term of this Agreement the Executive agrees to devote his best efforts to perform all duties as shall be determined by and at the reasonable discretion of the Company's Board of Directors, and is charged with the responsibilities, duties and functions necessary to assist the Company to meet all of its obligations.

The Executive job title is President and Director. The Executive will report to the Board and his main duties will be:

     (a)  To manage the domestic and international operations of the company;

     (b)  To act as Chairman of the Board of Directors;

     (c)  To supervise the administration of the Company's projects in China;

     (d) To supervise the administration of the Company's precious and semi-precious gemstone operations:

     (e) To assist the company in evaluation of potential expansion into other resources areas.


5. OTHER INTERESTS

Apart from the above, the Executive will devote his time, attention and abilities to his duties, and to act in the best interests of the Company at all times. The Executive must not, without the Company's written consent, be in any way directly or indirectly engaged or concerned in any other business where this is or is likely to be in conflict with the Company's interests or where this may adversely affect the efficient discharge of his duties. However, this does not preclude the Executive holding securities in any other company.
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                                                                    EXHIBIT 10.1


6. TRAVEL AND WORKING OVERSEAS

The Executive will be required to travel locally or internationally from time to time. This may involve travelling outside normal business hours and at weekends or public holidays should the need arise.

In addition to the compensation provided for under this Section, upon submission of proper vouchers in accordance with the Company's expense reimbursement policies and procedures as may exist from time to time, the Company will reimburse the Executive for all normal and reasonable travel and other expenses incurred by the Executive during the Service Term in performance of the Executive's responsibilities to the Company.

At the request of the Executive, the Company may make an advance of travel or expense funds to the Executive against an approved budget.

Due to the Consultant's travel requirements on behalf of the Company, the Company agrees to provide additional Travel Protection as follows:

     (a)  Medical Emergency Evacuation
          In the event of a Medical Emergency as determined by the Consultant, the Company will provide the necessary funds and other resources for immediate evacuation to a destination specified by the Consultant;

     (b)  Security Emergency Evacuation
          In the event of Security Emergency as determined by the Consultant, including, but not limited to civil unrest, terrorist attack, acts of violence or threats to the Consultant or foreign legal issues, the Company will provide the necessary funds and other resources for immediate evacuation to a destination specified by the Consultant;

     (c)  Family Emergency Evacuation

         In the event of an emergency, as determined by the Consultant, affecting the Consultant's immediate family including the spouse or child of the consultant, parent or sibling, the Company will provide the necessary funds and other resources for immediate evacuation to a destination specified by the Consultant;

     (d)  Personal Damage or Financial Emergency Evacuation
          In the event of an emergency causing or likely to cause financial damage in excess of $10,000 to the Consultant and as determined by the Consultant, the Company will provide the necessary funds and other resources for immediate evacuation to a destination specified by the Consultant;

     (e)  Additional Medical Coverage
          The Company Agrees to supplement the Consultant's Health Insurance coverage in order to provide extended health protection and benefits for the duration of the Consultant's absence from the Consultant's country of residence.
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                                                                    EXHIBIT 10.1



     (f)  Life Insurance Coverage
          The Company agrees to pay the monthly premiums of a Term Life Insurance policy to a maximum of $250.00 per month.


7. REMUNERATION

     (a) The Executive `s basic remuneration is US$3,500 per month. The Executive's fee will be paid in equal monthly installments in advance on the first working day of each month. Payment in respect of a period less than a month will be apportioned in proportion to the number of days worked as a proportion of the total number of working days in that month.

8. REVIEW OF REMUNERATION

After six months from the effective date of this agreement, a review will be made of the basic fee and reviewed at the end of each subsequent year.


9. BENEFIT PLANS

During the Service Term, the Executive shall be entitled to participate in any benefit plans that may exist or be instituted, including but not limited to health plans and other Executive welfare benefit plans, with respect to which the Executive's position and tenure make him eligible to participate. Nothing in this Section shall be construed to require the Company to maintain any particular benefit plans for its employees, consultants or Executives.


10. INDEMNIFICATION

     a. The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's Articles of Incorporation or Bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Colorado, against all cost, expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, taxes or other liabilities or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the
          Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity, with respect to acts or omissions which occurred prior to his cessation of employment with the Company, and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 calendar days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.
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                                                                    EXHIBIT 10.1



     b. Neither the failure of the Company (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.


11. SUSPENSION

The Company has the right to suspend all or any of the Executive's duties for such period and on such terms as it considers appropriate, including a requirement that the Executive will not attend at the Company's premises, or places of operations or contact any of its customers, suppliers or staff. The Company can exercise this right at any time (including during a period of notice terminating the Executive's service) and whether or not it is in connection with a disciplinary investigation. Suspension will be on full pay and the Executive's contractual benefits will continue to be provided unless it is a sanction imposed at a disciplinary hearing (the sanction may be suspension, without pay or on reduced pay as the Company may decide).


12. ACCEPTING OR OFFERING IMPROPER INDUCEMENTS

It is strictly forbidden to offer to any person who has or is likely to have a business relationship with the Company or accept any benefit whether financial or in kind from any such person other than the Executive's proper remuneration from the Company.


13. TERMINATION

The Executive is entitled to 30 days notice in writing of termination of service and to an additional week's notice for each year of service up to a maximum of 8 weeks' notice in writing. The Company may make a payment of the Executive's basic fee in lieu of the above notice entitlement.
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                                                                    EXHIBIT 10.1



The above is subject to the Company's right to terminate the Executive's services at any time without notice:

     (a)  for any act of serious misconduct or of serious incompetence; or

     (b) for repeated or other material breach by the Executive of his obligations to the Company; or

     (c) if the Executive is guilty of any conduct which seriously prejudices or is likely seriously to prejudice the Company; or

     (d)  if the Executive is convicted of any criminal offence.

The Executive is required to give the Company not less than 30 days notice in writing to terminate his service.

On termination of the Executive's service the Executive must immediately return to the Company, in accordance with any instructions, which may be given to the Executive, all items of property belonging to the Company in his possession or under his control. The Executive must, if so required by the Company, confirm in writing that the Executive has complied with his obligations under this provision.


14. AGREEMENT TO MAKE DEDUCTION/WITHHOLD PAYMENT

At any time during the Executive's service, or on its termination (however arising), the Company shall be entitled to deduct from the fee or any other payments due to the Executive in respect of the Executive's service any monies due from the Executive to the Company. If at any time the Executive is requested to return to the Company property belonging to it and the Executive fails to do so the Company shall, without prejudice to any other remedy, be entitled to withhold any monies due to the Executive from the Company.


15. SECURITY

Confidentiality
---------------

Except in the proper performance of the Executive's duties, the Executive will not either during the Executive's service or at any time afterwards in any fashion, form or manner, either directly or indirectly, divulge, disclose, or communicate to any person, firm, or Company, or other entity, or utilize for his own benefit, in any manner whatsoever, any trade secrets or any information of any kind, nature of description concerning any matters affecting or relating to the business of the Company including, but not limited to, the names of any of the Company's agents or any other information concerning the business of the Company or its manner of operation without regard to whether any or all of the foregoing matters would be deemed confidential, material, or important, except with the express written consent of the Company. The Executive will use his best endeavors to prevent the disclosure of, any information of a confidential nature concerning the business of the Company or of any customer, supplier or other person having dealings with the Company and which comes to his knowledge during the course of his service. Provided however, the foregoing shall not apply in the event the Executive is required, by court order or is otherwise required by law or by a governmental agency, to disclose information concerning business.
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                                                                    EXHIBIT 10.1



Property of Company:
--------------------

All tangible, confidential information and other documentation, either directly or indirectly, coming into the Executive's possession of in the course of the Executive service, shall remain the property of the Company and shall be returned to the Company.


Company and Executive Stipulate:
--------------------------------

The Company and Executive hereby stipulate that, as between them, the foregoing matters are important, material, and confidential, and gravely affect the effectiveness and successful conduct of the business of the Company and its goodwill, and that any breach of the terms of this section is a breach of this Agreement.

Non-interference
----------------

The Executive will not at any time, in any fashion, form or manner, either directly or indirectly, for himself or on behalf of any other person, persons, firm, partnership, entity, company, or business, call upon any customer, employee or consultant of the Company for the purpose of soliciting a business or promotional relationship with respect to any customer, employee or consultant.


16. INVALID PROVISION

The invalidity or unenforceability of a particular provision of this Agreement shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

17. MODIFICATION

No change or modification of this Agreement shall be valid unless in writing and signed by the parties hereto.

18. ARBITRATION

If a dispute arises from or relates to this Agreement or the breach thereof or otherwise from the relationship of the parties or its termination and if the dispute cannot be settled through direct discussions, the parties agree to endeavor first to settle the dispute in an amicable manner by mediation before resorting to arbitration. Thereafter, any unresolved controversy or claim arising from or relating to this Agreement or breach thereof shall be settled by an agreed upon arbitration association and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.
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                                                                    EXHIBIT 10.1


19. NOTICES

Any notice required or permitted by this Agreement shall be in writing, sent by registered or certified mail, return receipt requested, or by overnight courier, addressed to the Board and the Company at its then principal office, or to the Executive at the address set forth in the preamble, as the case may be, or to such other address or addresses as any party hereto may from time to time specify in writing for the purpose in a notice given to the other parties in compliance with this Section 18. Notices shall be deemed given when delivered.


20. APPLICABLE LAW, BINDING EFFECT, AND ASSIGNABILITY

This Agreement shall be governed by and interpreted under the laws of the United States and shall inure to the benefit of and be binding upon the parties hereto and their heirs, personal representatives, successors and assigns. This Agreement is assignable by the Company with the written consent of the Executive but is not assignable by Executive.


21. REPRESENTATIONS AND WARRANTIES

The Executive represents and warrants to the Company that;

     (a) the Executive is under no contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of his duties hereunder or other rights of Company hereunder, and;

     (b) the Executive is under no physical or mental disability that would hinder the performance of his duties under this Agreement.


22. MISCELLANEOUS

     (a) This Agreement contains the entire agreement of the parties relating to the subject matter hereof;

     (b) This Agreement supersedes any prior written or oral agreements or understandings between the parties relating to the subject matter hereof;

     (c) A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition;

     (d) The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.
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                                                                    EXHIBIT 10.1



IN WITNESS WHEREOF, the undersigned have hereunto executed the Agreement on the date set forth above.


Savoy Capital Investments, Inc.,



/s/ Floyd Wandler
-----------------
On Behalf of the Board
Floyd Wandler, President
Savoy Capital Investments, Inc.,


Executive



/s/ Floyd Wandler
-----------------
Floyd Wandler



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